UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2008

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Van Karman Avenue Suite 1000 Irvine, California		92612-1023
(Address of principal executive offices)		(Zip Code)

(949) 585-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Michael Piraino as Chief Financial Officer

On May 15, 2008, Michael Piraino, Executive Vice President and Chief Financial Officer of Epicor Software Corporation (the “Company”) resigned his position as an officer and an employee of the Company effective May 15, 2008.

Appointment of Principal Accounting Officer

On May 15, 2008, the Company appointed Russell Clark, the Company’s Vice President, Finance and Corporate Controller, to the position of Senior Vice President, Finance and the Company’s principal accounting officer, effective May 15, 2008. Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Clark, or members of his immediately family, had or will have a direct or indirect material interest.

Mr. Clark, 40, has been Vice President, Finance and Corporate Controller of Epicor since July 2006. From August 2004 through June 2006, he served as Vice President, Finance and Chief Accounting Officer at Peregrine Systems, Inc., a leading developer of enterprise IT asset management and help desk software, until its acquisition by Hewlett-Packard Company. From August 2002 through August 2004, he served as Vice President Finance and Corporate Controller of Fair Isaac Corporation, a leading provider of enterprise analytics software and services. From January 2000 through August 2002, he served as Senior Vice President, Corporate Finance, for HNC Software Inc., also a leading provider of enterprise analytics software and services, until its acquisition by Fair Isaac Corporation. From August 1990 through January 2000, Clark served in the technology industry group of PricewaterhouseCoopers LLP, most recently as Senior Manager, Audit and Business Advisory Services. He earned a bachelors degree in business administration with an emphasis in accounting from The University of Iowa and is a certified public accountant.

Attached to this Current Report, as Exhibit 99.1, is a copy of the news release for Epicor Software Corporation dated May 20, 2008, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated May 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: May 20, 2008	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 20, 2008